Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

International Opportunities Fund

(the “Fund”)

Supplement dated October 28, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2026, as supplemented to date

At an in-person meeting held on October 20, 2026, the Board of Directors (the “Board”) of VALIC Company I approved a new investment sub-subadvisory agreement (the “New Sub-Subadvisory Agreement”) between Invesco Advisers, Inc., the Fund’s subadviser, and Invesco Asset Management Limited (“IAML”), which became effective on October 23, 2026. In connection with the appointment of IAML, Michael Oliveros, CFA, replaced David Nadel as a portfolio manager of the Fund.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about IAML and its New Sub-Subadvisory Agreement.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The third paragraph in the section of the Summary Prospectus entitled “Performance Information” is deleted in its entirety and replaced with the following:

Effective September 28, 2023, Invesco Advisers, Inc. (“Invesco”) and Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to September 28, 2023, Delaware Investments Fund Advisers and Massachusetts Financial Services Company served as subadvisers to the Fund and the Predecessor Fund. Effective October 23, 2026, Invesco Asset Management Limited (“IAML”) assumed sub-subadvisory responsibilities for the Fund.

The second sentence in the section of the Summary Prospectus entitled “Investment Adviser” is deleted in its entirety and replaced with the following:

The Fund is subadvised by Invesco and Wellington Management and sub-subadvised by IAML.

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers,” solely with respect to Invesco, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Invesco Andrey Belov, Ph.D. Portfolio Manager	2024

IAML Michael Oliveros, CFA Portfolio Manager	2026

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.